CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2014	Jun. 30, 2013
Assets
Allowance for trade receivables	$ 0	$ 26
Stockholder's Equity
Common stock shares par value	$ 0.001	$ 0.001
Common stock shares Authorized	500,000,000	500,000,000
Common stock shares Issued	286,462,091	157,697,103
Common stock shares Outstanding	286,462,091	157,697,103